Q4 and Full Year 2022 Results

Nasdaq Global Market: CCLD, CCLDP, CCLDO



A leading healthcare technology company with a complete suite of proprietary, cloud-based solutions for healthcare providers

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "shall," "should," "could," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "seeks," "estimates," "forecasts," "predicts," "possible," "potential," "target," or "continue" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry's) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in our offshore offices in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and A. Hadi Chaudhry as Chief Executive Officer and President, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our preferred stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from the ongoing Covid-19 pandemic and the impact it may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general; and
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In this presentation, we disclose certain non-GAAP historical and projected financial measures, including adjusted EBITDA. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CareCloud

Hosts for Fourth Quarter Earnings Call



Mahmud Haq
Executive Chairman



A. Hadi Chaudhry
CEO and President



Bill Korn
Chief Financial Officer



Kimberly Blanche
General Counsel

CareCloud

Hadi Chaudhry

CEO and President

CareCloud Wellness



EHR
HYPERTENSION
DIABETES
HIGH CHOLESTEROL
OBESITY

medSR Update



medSR Revenue & Contribution Margin
Revenue
$ millions
Contribution Margin
$30
$24
$18
$12
$6
$0
15%
12%
9%
6%
3%
0%
$27
3%
$30
14%
FY 2021 Annualized
FY 2022

Our Tech-Enabled Revenue Cycle Solution

Redefining the next generation of technology-enabled revenue cycle solutions

TECHNOLOGY-ENABLED RCM

- Revenue Cycle Management
- Medical Coding
- Provider Credentialing
- Robotic Process Automation

CLOUD-BASED SOFTWARE

- Electronic Health Records
- Practice Management Software
- Patient Experience Management
- Business Intelligence
- Customized Cloud Applications

DIGITAL HEALTH

- Chronic Care Management
- Remote Patient Monitoring
- Telemedicine Solutions

HIT PROFESSIONAL SERVICES & STAFFING

- Professional Services & Consulting
- Strategic Advisory Services
- Workforce Augmentation

MEDICAL PRACTICE MANAGEMENT

- Medical Practice Management Services

CareCloud

Organic Growth


Recurring bookings and Customer acquistion cost
Recurring bookings $ millions
Customer acquistion cost
$10
$8
$6
$4
$2
$0
0.75 x
0.60 x
0.45 x
0.30 x
0.15 x
0.0 x
0.44 x
0.66 x
0.32 x
$6
$7
$8
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022


Sales & Marketing Employees
60
30
0
Jan 1, 2020
Dec 31, 2022

CareCloud

Physical Therapy EHR

therapyEHR

Emerging Opportunities


Kuwait
Bahrain
Qatar
United
Arab
Emirates
Saudi Arabia
Oman

Map from Gulf Cooperation Council - Gulf Cooperation Council - Wikipedia

Bill Korn

Chief Financial Officer

Q4 2022 and FY 2022 Highlights

Revenue
(1%)


$32.5
$139.6
$138.8
Q4 2022
FY 2021
FY 2022

Net income
+92%


$0.5
$2.8
$5.4
Q4 2022
FY 2021
FY 2022

Adjusted EBITDA
+1%


$5.7
$22.1
$22.2
Q4 2022
FY 2021
FY 2022

Adjusted net income (12%)


$3.9
$18.5
$16.3
Q4 2022
FY 2021
FY 2022

CareCloud

$ in millions. Percent change reflects FY 2021 to FY 2022

See reconciliations of non-GAAP results in the Appendix

FY 2022 Revenues



FY 2022 Revenues
Technology-enabled business solutions
Medical practice management
Other healthcare IT services
$121.8
$3.4
$13.6



FY 2022 Revenue
88%
52%
12%
24%
12%
10%
2%
Technology-enabled services
Other services
Technology-enabled revenue cycle management
Cloud-based software-as-a-service
Healthcare IT professional services
Medical practice management
Other services

Most customers who utilize technology-enabled revenue cycle management use one or more elements of CareCloud's core technology (EHR or PM)

CareCloud

Revenue 2021 – 2022 plus 2023 Guidance: 12% Net Organic Growth

Total Revenue

Excluding 2 large customers each acquired prior to our taking over their contracts via one of our 2020 acquisitions



($ in millions)
$139.6
$138.8
$142 - $146
$118.1
$126.7
+7%
$140 -
$144
+12%
Range
2 acquired customers
Guidance
Actual
2021
2022
2023 Guidance

Percentages represent year-over-year growth excluding the two large customers acquired before one of our 2020 acquisitions, which migrated to their acquirers' platforms in mid-2022

Does not include the impact of any potential acquisitions

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Adjusted EBITDA 2021 – 2022 plus 2023 Guidance: 15% Growth


($ in millions)
$22.1
$22.2
$24-$27
+15%
Range
Guidance
Actual
2021
2022
2023 Guidance

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

Capitalization as of February 17, 2023

	Common Stock	Series A Preferred Stock	Series B Preferred Stock
Stock Symbol	Nasdaq: CCLD	Nasdaq: CCLDP	Nasdaq: CCLDO
Stock Price[1]	$4.11	$27.59	$25.05
Outstanding Shares[1]	15.4 million	4.5 million	1.4 million
Equity Value	$63 million	$125 million	$35 million
Share Structure/ Terms	• Public Float: 10 M shares • Fully Diluted: 17.4 M shares • Insiders: ~35%	• Dividend: 11% of redemption value ($25.00), paid monthly • Non-convertible • Redeemable at $25.00 per share at Company's option • Redemption value: $113 M	• Dividend: 8.75% of redemption value ($25.00), paid monthly • Non-convertible • Redeemable at $25.75 per share starting 2/2024, steps down to $25.00 by 2/2027 • Redemption value: $35 M



CareCloud Enterprise Value
$ Millions
$250
$200
$150
$100
$50
-
$63
$160
$8.0
$12.3
$219
Common Stock
Preferred Stock
Debt
Cash
Enterprise Value

[1] *Stock prices and shares as of February 17, 2023.*
Debt and cash as of December 31, 2022.

CareCloud

Thank You

Appendix

Non-GAAP Financial Measures Reconciliation

($000s) Adjusted EBITDA to GAAP net income	2021	2022	Q4 2021	Q4 2022
GAAP net income	**$ 2,836**	**$ 5,432**	**$ 3,522**	**$ 499**
Provision (benefit) for income taxes	157	177	177	33
Net interest expense	440	364	176	83
Foreign exchange / other expense	241	712	73	353
Stock-based compensation expense	5,396	4,914	1,390	1,515
Depreciation and amortization	12,195	11,725	2,689	3,039
Transaction and integration costs	1,364	876	246	152
Net loss on leases, restructuring, impairment & unoccupied lease charges	2,005	1,138	340	210
Change in contingent consideration	(2,515)	(3,090)	(2,515)	(200)
Adjusted EBITDA	**$ 22,119**	**$ 22,248**	**$ 6,098**	**$ 5,684**

($000s) Adjusted net income to GAAP net income	2021	2022	Q4 2021	Q4 2022
GAAP net income	**$ 2,836**	**$ 5,432**	**$ 3,522**	**$ 499**
Foreign exchange / other expense	241	712	73	353
Stock-based compensation expense	5,396	4,914	1,390	1,515
Amortization of purchased intangible assets	8,880	6,277	1,801	1,391
Transaction and integration costs	1,364	876	246	152
Net loss on leases, restructuring, impairment & unoccupied lease charges	2,005	1,138	340	210
Change in contingent consideration	(2,515)	(3,090)	(2,515)	(200)
Income tax expense (benefit) related to goodwill	290	75	150	14
Non-GAAP Adjusted Net Income	**$ 18,497**	**$ 16,334**	**$ 5,007**	**$ 3,934**

CareCloud